UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2025

Warner Bros. Discovery, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-34177

Delaware	35-2333914
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

230 Park Avenue South
New York, New York 10003
(Address of principal executive offices, including zip code)

212-548-5555
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[☐]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[☐]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[☐]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[☐]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Series A Common Stock	WBD	Nasdaq Global Select Market
4.302% Senior Notes due 2030	WBDI30, WBD130A	Nasdaq Global Market
4.693% Senior Notes due 2033	WBDI33, WBD133A	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced, Warner Bros. Discovery, Inc. (the “Company”) plans to separate the Company, in a tax-free transaction (the “Separation”), into two publicly traded companies (referred to herein, respectively, as “Warner Bros.” and “Discovery Global”).

Appointment of Chief Financial Officer

On July 28, 2025, the Company announced that Fraser Woodford will be appointed as the Chief Financial Officer of the Company, effective upon, and contingent on, completion of the Separation. As previously announced, Gunnar Wiedenfels will cease to serve as the Chief Financial Officer of the Company, and is expected to serve as the Chief Executive Officer of the Company, effective upon, and contingent on, completion of the Separation.

Mr. Woodford, 49, has served as Executive Vice President, Treasury, Investments, and Real Estate of the Company since 2022. Prior to the Company’s acquisition of the WarnerMedia business from AT&T Inc. in 2022 (the “WarnerMedia Transaction”), Mr. Woodford served as Executive Vice President, Treasurer of Discovery, Inc. from 2020 to 2022 and Senior Vice President, Treasurer of Discovery, Inc. from 2016 to 2020. Prior to joining the Company, Mr. Woodford was Assistant Treasurer of DirecTV from 2013 to 2016 and Director, Investment Banking of Barclays Capital from 2002 to 2012.

The terms of Mr. Woodford’s compensation as Chief Financial Officer of the Company have not yet been determined. In accordance with Instruction 2 of Item 5.02 of Form 8-K, the Company will amend this Current Report on Form 8-K within four business days after such information is determined or becomes available.

There are no family relationships between Mr. Woodford and any director or executive officer of the Company, and no arrangements or understandings between Mr. Woodford and any other person pursuant to which Mr. Woodford was appointed to serve as Chief Financial Officer of the Company. There are no transactions in which Mr. Woodford has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Appointment of Chief Accounting Officer

In addition, on July 28, 2025, the Company announced that Brian Rauch will be appointed as the Chief Accounting Officer of the Company, effective upon, and contingent on, completion of the Separation. Lori Locke will cease to serve as the Chief Accounting Officer of the Company, effective upon, and contingent on, completion of the Separation.

Mr. Rauch, 46, has served as Executive Vice President, Head of Global Business Services of the Company since 2022. Prior to the WarnerMedia Transaction, Mr. Rauch served as Executive Vice President, Head of Finance Operations of Discovery, Inc. from 2020 to 2022, Senior Vice President, Global Controller of Discovery, Inc. from 2019 to 2020 and Senior Vice President, Corporate Controller of Discovery, Inc. from 2018 to 2019. Prior to the Company’s acquisition of Scripps Networks Interactive, Inc. in 2018 (“Scripps”), Mr. Rauch served as Vice President, Assistant Controller of Scripps from 2015 to 2018. Mr. Rauch also previously served in various reporting and accounting roles at the Tennessee Valley Authority and at PricewaterhouseCoopers LLP.

The terms of Mr. Rauch’s compensation as Chief Accounting Officer of the Company have not yet been determined. In accordance with Instruction 2 of Item 5.02 of Form 8-K, the Company will amend this Current Report on Form 8-K within four business days after such information is determined or becomes available.

There are no family relationships between Mr. Rauch and any director or executive officer of the Company, and no arrangements or understandings between Mr. Rauch and any other person pursuant to which Mr. Rauch was appointed to serve as Chief Accounting Officer of the Company. There are no transactions in which Mr. Rauch has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Cautionary Statement Regarding Forward-Looking Information

This Current Report on Form 8-K contains certain “forward-looking statements.” Forward-looking statements include, without limitation, statements regarding the Company’s expectations, beliefs, intentions or strategies regarding the future, and can be identified by forward-looking words such as “anticipate,” “believe,” “could,” “continue,” “estimate,” “expect,” “intend,” “may,” “should,” “will” and “would” or similar words. These forward-looking statements are based on current expectations, forecasts and assumptions that involve risks and uncertainties and on information available to the Company as of the date hereof.

Forward-looking statements include, without limitation, statements about the benefits of the Separation, including future financial and operating results, the future company plans, objectives, expectations and intentions, and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties outside of our control. Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements are the following: the occurrence of any event, change or other circumstances that could give rise to the abandonment of the Separation or pursuit of a different structure; risks that any of the conditions to the Separation may not be satisfied in a timely manner; risks that the anticipated tax treatment of the proposed Separation is not obtained; risks related to potential litigation brought in connection with the Separation; uncertainties as to the timing of the Separation; risks and costs related to the Separation, including risks relating to changes to the configuration of the Company’s existing businesses; the risk that implementing the Separation may be more difficult, time consuming or costly than expected; risks related to financial community and rating agency perceptions of the Company and its business, operations, financial condition and the industry in which it operates; risks related to disruption of management time from ongoing business operations due to the Separation; failure to realize the benefits expected from the Separation; the final terms and conditions of the Separation, including the terms of any ongoing commercial agreements and arrangements, and the relationship, between Warner Bros. and Discovery Global following the Separation; the nature and amount of any indebtedness incurred by Warner Bros. or Discovery Global; effects of the announcement, pendency or completion of the Separation on the ability of the Company to retain and hire key personnel and maintain relationships with its suppliers, and on its operating results and businesses generally; risks related to the potential impact of general economic, political and market factors on the Company as it implements the Separation; and risks related to obtaining permanent financing.

The Company’s actual results could differ materially from those stated or implied, due to risks and uncertainties associated with its business, which include the risks related to the Separation. Discussions of additional risks and uncertainties are contained in the Company’s filings with the SEC, including but not limited to the Company’s most recent Annual Report on Form 10-K and reports on Form 10-Q and Form 8-K. The Company is not under any obligation, and expressly disclaims any obligation, to update, alter, or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise. Persons reading this communication are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date hereof.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 28, 2025	WARNER BROS. DISCOVERY, INC.

	By:	/s/ Tara L. Smith
	Name:	Tara L. Smith
	Title:	Executive Vice President and Corporate Secretary